Restricted

-

Internal
Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

1
Exhibit

13.1
CERTIFICATIONS

FILES

PURSUANT

TO

17

CFR

240.

13(A)

AND

18

U.S.C
SECTION

906

CERTIFICATION
Pursuant

to

section

906

of

the

Sarbanes-Oxley

Act

of

2002

(subsections

(a)

and

(b)

of

section

1350,

chapter

63

of

title

18,

United

States

Code),
each

undersigned

officer

of

Barclays

Bank

PLC,

a

public

limited

company

incorporated

under

the

laws

of

England

and

Wales

(“Barclays”),
hereby

certifies,

to

such

officer’s

knowledge,

that:
The

Annual

Report

on

Form

20-F

for

the

year

ended

December

31,

2020

(the

“Report”)

of

Barclays

fully

complies

with

the

requirements

of
section

13(a)

of

the

Securities

Exchange

Act

of

1934

and

information

contained

in

the

Report

fairly

presents,

in

all

material

respects,

the
financial

condition

and

results

of

operations

of

Barclays.
Date:

February

18,

2021
/s/

James

E

Staley

James

E

Staley
Title:

Chief

Executive

Officer
Barclays

Bank

PLC
Date:

February

18,

2021
/s/

Steven

Ewart

Steven

Ewart
Title:

Chief

Financial

Officer
Barclays

Bank

PLC